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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) October 27, 1995



                              THE PRICE REIT, INC.
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             (Exact name of registrant as specified in its charter)


        MARYLAND                     1-13432                    52-1746059
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(State or other jurisdiction       (Commission               (I.R.S. employer
       of incorporation)           file number)           identification number)



   7979 IVANHOE AVENUE, LA JOLLA, CALIFORNIA                      92037
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    (Address of principal executive offices)                    (Zip code)


Registrant's telephone number, including area code     (619) 551-2320
                                                   -----------------------



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Item 7:  FINANCIAL STATEMENTS AND EXHIBITS

         The following document is being filed in connection with, and incorporated by reference in, the Registrant's Registration Statement on Form S-3 No. 33-95832 (including Registration Statement on Form S-3
No. 333-15143), which was declared effective September 1, 1995.


Exhibit         Description of Exhibit
-------         ----------------------

25.1 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of First Trust of California.

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 The Price REIT, Inc.



                                 By:  /s/ GEORGE M. JEZEK
                                      -----------------------
                                      George M. Jezek
                                      Chief Financial Officer



Dated:  November 4, 1996
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Exhibit         Description of Exhibit
-------         ----------------------

25.1 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of First Trust of California.